Exhibit 23.0
Consent of Independent Certifying Accountant


                            BECKSTEAD & WATTS, L.L.P.
                           Certified Public Accountant
                                                          3340 Wynn Rd, Suite  B
                                                          Las Vegas, NV 89102
                                                          702.257.1984
                                                          702.362.0540 (fax)


Securities and Exchange Commission
Washington, D.C. 20549


We have issued our report dated April 14, 2003 accompanying the financial statements of Nuclear solutions, Inc. on Form 10-KSB for the year ended December 31, 2002. I hereby consent to the incorporation by reference of said report in the Registration Statement of Nuclear Solutions, Inc. on Form S-8.

Signed,

/s/ Beckstead and Watts, LLP

July 24, 2003